UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

QUALTEK SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40147	83-3584928
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

475 Sentry Parkway E, Suite 200, Blue Bell, PA 19422
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (484) 804-4585

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock	QTEK	The Nasdaq Stock Market LLC
Warrants	QTEKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On December 1, 2022, Sam Chawla resigned as a director on the Board of Directors (the “Board”) of QualTek Services Inc., a Delaware corporation (the “Company”) and as a member of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, on such date, effective immediately. On the same date, Sam Totusek resigned as a director on the Board of the Company and as a member of the Nominating and Corporate Governance Committee, on such date, effective immediately. Neither of Mr. Chawla’s nor Mr. Totusek’s decision to resign was due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices (financial or otherwise).

Appointment of Directors

On December 1, 2022, at the recommendation of the Nominating and Corporate Governance Committee, the Board appointed Cielo Hernandez as a Class II director of the Company, effective immediately, to fill the vacancy created by Sam Chawla’s resignation, with a term expiring at our annual meeting of stockholders in 2023 or until her successor is duly elected and qualified or until her earlier resignation, removal or death. The Board also appointed Ms. Hernandez to serve as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Ms. Hernandez will receive compensation for her service as a director consistent with the Company’s independent non-employee director compensation program previously disclosed in the Company’s definitive proxy statement for its 2022 annual meeting of shareholders, including pro-rated equity compensation. There is no arrangement or understanding between Ms. Hernandez and any other person pursuant to which she was selected as a director. Ms. Hernandez does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On December 1, 2022, at the recommendation of the Nominating and Corporate Governance Committee, the Board appointed Bruce Roberson as a Class III director of the Company, effective immediately, to fill the vacancy created by Sam Totusek’s resignation, with a term expiring at our annual meeting of stockholders in 2024 or until his successor is duly elected and qualified or until earlier resignation, removal or death. The Board also appointed Mr. Roberson to serve as a member of the Nominating and Corporate Governance Committee. Mr. Roberson is a Partner at Brightstar Capital Partners (“BCP”), which, with its affiliates, owns a majority of the voting power of the Company’s Common Stock.

As Mr. Roberson is affiliated with BCP, he will not receive any compensation for his service as a director. There is no arrangement or understanding between Mr. Roberson and any other person pursuant to which he was selected as a director. Mr. Roberson does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On December 1, 2022, the shareholders of the Company voted to elect John Kritzmacher to serve as a member of the Board of Directors, effective immediately. On December 1, 2022, the Board appointed Mr. Kritzmacher to serve as the Chairman of the Audit Committee. Mr. Kritzmacher will receive compensation for his service as a director consistent with the Company’s independent non-employee director compensation program, including pro-rated equity compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 1, 2022, the Company held its Annual Meeting. A total of 37,023,473 shares of the Company’s Common Stock were present or represented by proxy at the Annual Meeting, representing approximately eighty-two percent (82%) of the outstanding Common Stock as of October 31, 2022, the record date for the Annual Meeting.

At the Annual Meeting, three (3) proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

Proposal No. 1: The election of nominees, Andrew Weinberg, Matthew Allard, and John Kritzmacher to the Board of Directors to hold office until the 2025 Annual Meeting of Stockholders as Class I directors. The stockholders elected the three Class I directors by the following votes:

Name	For	Withheld	Broker Non-Votes
Andrew Weinberg	34,463,691	279,271	2,280,511
Matthew Allard	34,463,855	279,107	2,280,511
John Kritzmacher	34,678,135	64,827	2,280,511

Proposal No. 2: The stockholders ratified RSM US LLP as the Company’s independent registered accounting firm by the following votes:

Votes For	36,980,151
Votes Against	20,424
Abstentions	22,898

Proposal No. 3: The approval of a non-binding resolution regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers which could be held every year, every two (2) years or every three (3) years. The stockholders approved the non-binding advisory resolution regarding the frequency of future votes on executive compensation every three (3) years as follows:

1 Year	2,621,022
2 Years	10,980
3 Years	32,086,204
Abstentions	24,756
Broker Non-Vote	2,280,511

Item 7.01. Regulation FD Disclosure.

On December 7, 2022, the Company issued a press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

	99.1	Press Release of QualTek Services Inc., dated December 7, 2022
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALTEK SERVICES INC.

/s/ Christopher S. Hisey
Name: Christopher S. Hisey
Title: Chief Executive Officer

Date: December 7, 2022